SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report  (Date of earliest event reported) May 30, 1996 (May 23,
     1996)



                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



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     Connecticut                        0-22888                        06-1324691
   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)
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                      18 CORPORATE WOODS BLVD., ALBANY, NY 12211
              (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code    (518) 462-2632






         (Former name or former address, if changed since last report)








                                  Page 1 of 7
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Item 5.  OTHER EVENTS


      (a) The Company has begun testing in Washington of the first Internet-access product delivered by a wireless television company. The service uses high-speed wireless modems and is capable of rapidly downloading to customers' computers full-motion video, audio and data at speeds almost seven times faster than the fastest telephony-based modems at consumer costs that are competitive with other commercial Internet access providers. CAI plans to develop similar systems in its other markets throughout the Northeast.

         The wireless Internet service sends information to its customers' computer terminals at a rate of 10 megabits per second (Mbps), nearly seven times the rate of today's fastest T1 telephone lines, which transfer data at
1.5 Mbps. By year-end, CAI expects the data transfer rate to nearly triple, reaching 27 Mbps, as wireless modem technology advances. The system's return path receives information from customers through traditional telephony.

         CAI's  service  utilizes  multichannel multipoint distribution  system
(MMDS) technology, which transmits microwave signals over the 2 gigahertz (Ghz) band of the radio spectrum. MMDS enables superior signal transmission with fewer disruptions than other wireless technologies transmitted at higher frequencies, which are more susceptible to obstructions such as foliage and environmental concerns such as rain and other precipitation. The MMDS technology also allows high-speed access to Internet web browsers with greater ease.

         Wireless high-speed data transfer allows graphics-heavy Internet and World Wide Web sites to be accessed easily, without concerns about errors because of cable line noise. And although the system requires traditional telephony to send data to CAI's Internet service, speed is not hampered because heavy data transfer originates at web servers rather than at web explorers.

         Unlike Internet services delivered by traditional hard-wire cable programming providers, CAI's system does not require customers to subscribe to the company's cable television programming. The Navy Computer and Telecommunications Station in Washington (NCTSW), part of the U. S. Navy; several Washington-area schools, including the Churchill Elementary School in McLean, Va., and law firm Rini, Coran & Lancellotta are among the groups involved in the trial, which originates from a facility on the campus of George Washington University.

         CAI is deploying the system in Washington with National Digital Network (NDN), an Internet provider with MMDS channels in the top 25 markets. Hybrid Networks is furnishing the high-speed modems used in the trial, and has
the first wireless modem in production for Internet networking via MMDS.   The
Internet service uses a conditional access system similar to other Internet access providers to ensure security.


      (b) The following news release was issued on May 29, 1996:

         CAI WIRELESS SYSTEMS, INC. ANNOUNCES 1995 FOURTH QUARTER AND YEAR END RESULTS on May 29, 1996 (see exhibit 99.1).








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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         C. EXHIBITS

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    Exhibit No.                          Exhibit Description                Location
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       99.1                      Media release - CAI Wireless               Pages 5-7
                                 Systems, Inc. announces 1995 fourth
                                 quarter and year-end results, Dated May
                                 29, 1996.
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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          SIGNATURE                         TITLE                        DATE


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/S/ JARED E. ABBRUZZESE             Chairman, Chief Executive Officer,     May 30, 1996
     Jared E. Abbruzzese            and Director (Principal Executive
                                    Officer)



/S/ JAMES P. ASHMAN                 Executive Vice President, Chief        May 30, 1996
       James P. Ashman              Financial Officer and Director



/S/ CRAIG J. KESSLER                Vice President and Controller          May 30, 1996
      Craig J. Kessler              (Principal Accounting Officer)




























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